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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report:  November 17, 1995



                                 PACIFIC BELL



A California                 Commission File                I.R.S. Employer
Corporation                     No. 1-1414                   No. 94-0745535



            140 Montgomery Street, San Francisco, California 94105





                        Telephone Number (415) 542-9000




























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Form 8-K                                                          Pacific Bell
November 17, 1995




Item 5. Other Events
--------------------

A class action complaint was filed in San Francisco Superior Court on November 17, 1995, alleging that Pacific Bell and three long distance carriers have engaged in wrongful conduct by rounding up charges for telephone calls to the next highest full minute of use, without disclosing the practice to customers. Proposed class members in Ross, et al. v. Pacific Bell, et al., are California residents who purchased long distance or local residential telephone service from Pacific Bell, AT&T, MCI or "GTE-Sprint" or their agents over the last four years, and were billed in rounded up one-minute increments. Plaintiffs seek, among other relief, compensatory and punitive damages. Pacific Bell believes that its tariffs permitted rounding up to the next highest minute for the periods at issue, and that the likelihood of any material loss in this case is remote.


































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Form 8-K                                                          Pacific Bell
November 17, 1995





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   PACIFIC BELL




December 5, 1995                   By: /s/P.A. Darbee
                                   ---------------------------
                                   P. A. Darbee
                                   Vice President, Chief Financial Officer
                                   & Controller




























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